Rule 497 Document

On behalf of PIMCO California Intermediate Municipal Bond Fund (the “Fund”), a series of PIMCO Funds, and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing information in interactive data format. The interactive data files included as an exhibit to this filing relate to the prospectus supplement filed with the Securities and Exchange Commission on behalf of the Fund pursuant to Rule 497(e) on January 18, 2012 (Accession No. 0001193125-12-015634), which is incorporated by reference into this Rule 497 Document.

Exhibit List

EX-101.INS        XBRL Instance Document

EX-101.SCH      XBRL Taxonomy Extension Schema Document

EX-101.DEF      XBRL Taxonomy Extension Definition Linkbase Document

EX-101.LAB      XBRL Taxonomy Extension Labels Linkbase Document

EX-101.PRE      XBRL Taxonomy Extension Presentation Linkbase Document